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                                                                   EXHIBIT 23
                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Northwest Airlines Corporation 1999 Stock Incentive Plan of our report dated January 18,1999, with respect to the consolidated financial statements and schedule of Northwest Airlines Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                        /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
April 6, 1999




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